UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

SPHERIX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SPEX	The Nasdaq Capital Market LLC

Item 3.03	Material Modification to Rights of Security Holders.

On May 9, 2019, Spherix Incorporated, a Delaware corporation (the “Company,” “our,” “we” or “us”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 9, 2019 (the “Certificate of Amendment”) to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of 4.25-for-one (the “Reverse Stock Split”). The Reverse Stock Split, which was approved by the Company’s board of directors under authority granted by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders held on April 15, 2019, will become effective at 12:01 a.m., Eastern Standard Time, on May 10, 2019 (the “Effective Date”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Upon the effectiveness of the Reverse Stock Split, the Company’s issued and outstanding shares of common stock will decrease from approximately 8,542,530 shares to approximately 2,010,074 shares of common stock, all with a par value of $0.0001 per share. Fractional shares resulting from the Reverse Stock Split will be rounded up to the next whole number. The amount of authorized shares of common stock (100,000,000 shares) will not be affected by the Reverse Stock Split.

The Company has effected the Reverse Stock Split to satisfy the $1.00 minimum bid price requirement, as set forth in Listing Rule 5550(a)(2) (the “Rule”), for continued listing on The NASDAQ Capital Market (“Nasdaq”). As previously disclosed, on November 27, 2018, the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (the “Nasdaq Staff”) notified the Company that it did not comply with the requirements of the Rule, and the Company was granted 180 calendar days, through May 28, 2019, to regain compliance.

The Reverse Stock Split becomes effective with Nasdaq and the Company’s common stock will begin trading on a split-adjusted basis at the open of business on May 10, 2019. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change to 84842R502.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Certificate of Amendment of Spherix Incorporated, dated May 9, 2019, and effective May 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer